UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2008 (Date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

30 Ossipee Road Newton, MA 02464
(Address of principal executive offices)

Telephone: (617) 969-5452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2008, Microfluidics International Corporation, a Delaware corporation (“MIC” or the “Company”), and its wholly owned subsidiary, Microfluidics Corporation, a Delaware corporation (“Microfluidics” and together with MIC, the “Borrower”) entered into a Loan and Security Agreement (the “Domestic Loan Agreement”) with Silicon Valley Bank (“SVB”).  On July 2, 2008, the Company and SVB entered into an Export-Import Bank Loan and Security Agreement (the “Export-Import Loan Agreement” and together with the Domestic Loan Agreement, the “SVB Loan Agreement”). The SVB Loan Agreement provides the Borrower with a revolving line of credit (“Revolving Line of Credit”).  The Revolving Line of Credit carries a two-year term and allows for a maximum outstanding balance of $2,500,000, and also allows for letter of credit sub-limits, foreign exchange sub-limits and cash management services sub-limits.

                The principal amount outstanding under the SVB Loan Agreement will accrue interest at a per annum rate equal to: (a) the greater of (i) five percent (5.00%) or (ii) the Lender’s most recently announced “prime rate,” even if it is not the Lender’s lowest rate, plus (b) one percent (1.00%).  SVB’s current prime rate is 5.00%. In the event of an Event of Default (as defined below), the principal amount, interest and other expenses owed by the Borrower under the Agreement will bear interest at a rate per annum which is four percentage points above the rate that is otherwise applicable thereto.  Interest is payable on the last business day of each month.

                Under the terms of the SVB Loan Agreement, the Borrower is obligated to pay a commitment fee of $45,000, letter of credit fees and monthly unused revolving line facility fees of 0.25% per annum. To secure the payment and performance of the SVB Loan Agreement, the Company (a) granted SVB a security interest in substantially all of its assets and (b) entered into an Intellectual Property Security Agreement, dated as of June 30, 2008, with SVB (the “IP Security Agreement”).

                Certain obligations of the Lender are contingent on the satisfaction of certain post-closing obligations being met by the Borrower pursuant to the terms of a post-closing letter executed in conjunction with the Domestic Loan Agreement (the “Post-Closing Letter”).  The Domestic Loan Agreement was amended pursuant to a First Loan Modification Agreement (the “First Loan Modification Agreement”) in order for the terms of the Domestic Loan Agreement to be consistent with the terms of the Export-Import Loan Agreement.  On July 2, 2008, the Borrower also executed an Export-Import Bank Borrower Agreement in favor of the Export-Import Bank of the United States and Silicon Valley Bank (the “the Export-Import Borrower Agreement”) and a Promissory Note in favor of Silicon Valley Bank (the “Promissory Note”).

                The SVB Loan Agreement imposes on the Borrower certain affirmative covenants, including covenants requiring the Borrower to: (i) maintain legal existence and corporate good standing, (ii) deliver certain financial statements to SVB, (iii) pay tax obligations in a timely manner, (iv) allow SVB reasonable access to its books and records, and (v) maintain certain minimum levels of insurance.

The SVB Loan Agreement requires the Borrower to maintain two financial covenants: minimum liquidity, at all times, of not less than $500,000 and minimum tangible net worth of not less than $2,500,000 at all times ($3,000,000 on the last day of the third month of each fiscal quarter).

                The SVB Loan Agreement also imposes on the Borrower certain additional covenants, including covenants requiring the Borrower to: (i) protect, defend and maintain the validity and enforceability of its intellectual property, (ii) cooperate in litigation involving third parties and SVB in connection with collateral or relating to the Borrower, and (iii) execute any further instrument and take action as SVB may request to perfect or continue its lien on the collateral or to affect the purposes of the SVB Loan Agreement.

                The term “Event of Default” is defined in the SVB Loan Agreement to include, among other things,: (i) a payment default, (ii) a covenant default, (iii) insolvency, (iv) judgments, orders or decrees for the payment in the amount, individually or in the aggregate, of at least $50,000, (v) misrepresentations or (vi) certain defaults of agreements with third parties.  Upon the occurrence of an Event of Default, SVB may, among other things,: (i) declare all obligations due and payable, (ii) stop advancing money or extending credit under the SVB Loan Agreement, or (iii) make any payments and do any acts it considers necessary or reasonable to protect the collateral and/or its security interest in the collateral.

                Upon the termination of the Revolving Line of Credit, the principal amount of all advances, the unpaid interest thereon, and all other obligations relating to the Revolving Line of Credit shall be immediately due and payable.

As of July 7, 2008, the Borrower had drawn $1,241,688.02 under the Domestic Loan Agreement.

                The descriptions of the Domestic Loan Agreement, the IP Security Agreement, the Post-Closing Letter, the Export-Import Loan Agreement, the Export-Import Borrower Agreement, the Promissory Note and the First Loan Modification Agreement provided above are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2 10.3, 10.5, 10.6, 10.7 and 10.8, respectively, to this report and are incorporated by reference into this Item 1.01.

                A copy of the Press Release announcing the SVB Loan Agreement is set forth as Exhibit 99.1 to this report.

Item 1.02	Termination of a Material Definitive Agreement.

                On June 30, 2008, the Borrower repaid the entire $1,011,688.02 (the “Payoff Amount”) due under its Loan and Security Agreement (All Assets) (the “Banknorth Loan Agreement”), dated March 3, 2004, with T.D. Banknorth, formerly known as Banknorth, N.A. (“Banknorth”), as modified pursuant to a Loan Modification Agreement dated November 20, 2006 (the “Banknorth Modification Agreement”).  The Payoff Amount was comprised of $1,000,000 in principal, $3,529.52 in interest, discharge fees of $300.00 and legal fees of $7,858.50.  The Borrower used a portion of the proceeds that SVB advanced to Borrower under the Domestic Loan Agreement described in Item 1.01 above to satisfy the Payoff Amount.  The Company executed, on June 30, 2008, a Security Agreement in favor of Banknorth to cover certain outstanding Letters of Credit (the “TD Bank Security Agreement”).  The description of the TD Bank Security Agreement provided above is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.4 to this report and is incorporated by reference into this Item 1.02.

                The terms of the Banknorth Loan Agreement were reported by MIC in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on April 6, 2004, and are incorporated herein by reference.  The terms of the Banknorth Modification Agreement were reported by MIC in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on March 29, 2007, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

                (d)           The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1	Loan and Security Agreement, dated as of June 30, 2008, between Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.2	Intellectual Property Security Agreement, dated as of June 30, 2008, by and between Microfluidics International Corporation and Silicon Valley Bank.

10.3	Letter from Microfluidics International Corporation and Microfluidics Corporation to Silicon Valley Bank, dated June 30, 2008.

10.4	Security Agreement, dated June 30, 2008, executed by Microfluidics International Corporation in favor of TD Bank, N.A.

10.5	Export-Import Bank Loan and Security Agreement, dated as of July 2, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.6

Export-Import Bank Borrower Agreement, dated as of July 2, 2008, by and between Microfluidics International Corporation and Microfluidics Corporation in favor of the Export-Import Bank of the United States and Silicon Valley Bank.

10.7	Promissory Note (Export-Import), dated July 2, 2008, by and between Microfluidics International Corporation and Microfluidics Corporation in favor of Silicon Valley Bank.

10.8	First Loan Modification Agreement, dated as of July 2, 2008, by and between Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.9

Loan and Security Agreement (All Asset) by and among MFIC Corporation, Microfluidics Corporation and Banknorth, N.A., dated March 3, 2004 (Filed as Exhibit 10.59 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.)

10.10

Loan Modification Agreement by and among MFIC Corporation, Microfluidics Corporation and Banknorth, N.A., dated November 20, 2006 (Filed as Exhibit 10.70 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and incorporated herein by reference.)

99.1	Press Release dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION

By:	/s/ Brian E. LeClair
Name:	Brian E. LeClair
Title:	Executive Vice President and Chief Financial Officer

Dated: July 7, 2008